UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 6, 2013

Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2013 annual meeting of stockholders (the “Annual Meeting”) of Bonanza Creek Energy, Inc. (the “Company”) was held on June 6, 2013 for the purpose of: (1) electing two Class I directors; (2) ratifying the selection of Hein & Associates LLP as the Company’s independent registered public accountants; (3) holding an advisory vote regarding executive compensation; and (4) transacting such other business properly brought before the meeting.

The nominees for director were elected by the following votes:

	FOR	WITHHELD
Class I (to serve for a three year term)
James A. Watt	28,067,442	1,064,295

Gregory P. Raih	27,664,019	1,467,718

In addition, there were 4,263,152 broker non-votes for each director.

The proposed ratification of the selection of Hein & Associates LLP as the Company’s independent registered public accountants for 2013 was approved by the following votes:

FOR	33,173,349
AGAINST	18,257
ABSTAIN	203,283

The proposed advisory resolution regarding executive compensation was approved by the following votes:

FOR	28,588,890
AGAINST	332,832
ABSTAIN	210,015
BROKER NON-VOTES	4,263,152

There was no other business voted upon at the Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: June 7, 2013	By:	/s/ Christopher I. Humber

Christopher I. Humber

Senior Vice President, General Counsel and Secretary

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